UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

COUPA SOFTWARE INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Twitter Post by Coupa Software Incorporated

December 12, 2022

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Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statement

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Twitter Post by Coupa Software Incorporated

December 12, 2022

—

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.

Facebook Post by Coupa Software Incorporated

December 12, 2022

—

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Coupa will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. INVESTORS AND SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Coupa files with the SEC (when available) from the SEC’s website at www.sec.gov and Coupa’s website at investors.coupa.com. In addition, the proxy statement and other documents filed by Coupa with the SEC (when available) may be obtained from Coupa free of charge by directing a request to Coupa’s Investor Relations at ir@coupa.com.

Participants in the Solicitation

Coupa and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Coupa’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Coupa in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement when it is filed with the SEC. You may also find additional information about Coupa’s directors and executive officers in Coupa’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2022. You can obtain a free copy of this document from Coupa using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will” or “would,” or the negative of these words or other similar terms or expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this communication and information contained in this communication should not be relied upon as representing our estimates as of any subsequent date.

These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the impact of actions and behaviors of customers, vendors and competitors; technological developments, as well as legal and regulatory rules and processes affecting Coupa’s business; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; the possibility that Coupa stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Coupa’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Coupa to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by Coupa’s forward-looking statements is included in the reports Coupa has filed or will file with the SEC, including Coupa’s Annual Report on Form 10-K for the fiscal year ended January 31, 2022, and Coupa’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2022. These filings, when available, are available on the investor relations section of the Company’s website at investors.coupa.com or on the SEC’s website at www.sec.gov.